--------------------------------------------------------------------------------
                        NEW ISSUE COMPUTATIONAL MATERIALS
--------------------------------------------------------------------------------



                                    GMAC RFC

--------------------------------------------------------------------------------
                           $450,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          RFMS II SERIES 2002-HI1 TRUST
                             HOME LOAN-BACKED NOTES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                    DEPOSITOR

                         RESIDENTIAL FUNDING CORPORATION
                           SELLER AND MASTER SERVICER
--------------------------------------------------------------------------------

          The following is a preliminary Term Sheet. All terms and statements are subject to change.




                         RESIDENTIAL FUNDING SECURITIES
                                 A GMAC COMPANY

                                 AS UNDERWRITER





                                 JANUARY 7, 2002






________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

WORLDWIDE CAPITAL PARTNER

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI1
Computational Materials: Preliminary Term Sheet (Page 1 of 5)
------------------------------------------------------------------------------

                                  $450,000,000


ISSUER:                             Home Loan Trust 2002-HI1

DEPOSITOR:                          Residential Funding Mortgage Securities II, Inc.

SELLER:                             Residential Funding Corporation

CREDIT ENHANCER:                   Ambac Assurance Corporation ("Ambac")

UNDERWRITER:                        Lead Manager:  Bear, Stearns & Co. Inc.
                                    Co-Manager:    Residential Funding Securities Corporation

MASTER SERVICER:                    Residential Funding Corporation (the "Master Servicer" or "RFC").

INITIAL SUBSERVICER:                HomeComings  Financial Network, Inc.  ("HomeComings"),  an affiliate of the
                                    Depositor.

INDENTURE TRUSTEE:                  JP Morgan Chase

OWNER TRUSTEE:                      Wilmington Trust Company

THE NOTES: Home Loan Trust 2002-HI1 will issue 8 classes of Home Loan-Backed Notes (namely, the Class A-1, Class A-2, Class A-3, Class
                                    A-4,  Class A-5,  Class  A-6,  Class A-7 and
                                    Class A-IO Notes (the "Notes")).

CHARACTERISTICS OF THE NOTES (A), (B), (C), (D)

               *** RFC WILL ALSO  ACCEPT  INDICATIONS  ON CLASS A-1 AS A 1-MONTH
LIBOR FLOATER ***

------------ ------------ ----------- -------- -------- --------- ---------- --------------
                ORIGINAL              AVG      PRINCIPALPRINCIPAL FINAL
OFFERED        PRINCIPAL               LIFE    LOCKOUT   WINDOW     SCH.        RATINGS
NOTES            BALANCE    COUPON    TO CALL  (MONTHS) (MONTHS)  MATURITY   (MOODY'S/S&P)
                                  (YEARS) DATE
------------ ------------ ----------- -------- -------- --------- ---------- --------------

Class A-1    $102,720,000   Fixed      0.90      0        20      5/25/09      Aaa / AAA
Class A-2     53,447,000    Fixed      2.00     19        10      6/25/11      Aaa / AAA
Class A-3     72,751,000    Fixed      3.00     28        16      1/25/14      Aaa / AAA
Class A-4     32,028,000    Fixed      4.00     43        9       11/25/14     Aaa / AAA
Class A-5     49,652,000    Fixed      5.00     51        17      2/25/16      Aaa / AAA
Class A-6     71,210,000    Fixed      7.00     67        36      9/25/20      Aaa / AAA
Class A-7     68,192,000  Fixed (e)    9.91     102       21      1/25/33      Aaa / AAA
Class A-IO           (f)     (g)      1.13      29        1       7/25/04      Aaa / AAA
                                        (h)
------------ ------------ ----------- -------- -------- --------- ---------- --------------
NOTES:
  (A)       100%  Prepayment  Assumption:  2.0%  CPR  in  month  1 of  the  Home  Loans,  and an additional  0.789474%  per annum in each  month  thereafter  until  month 20. On and after month 20, 17.0% CPR.
  (B)       Transaction priced to 10% clean-up call.
  (C)       100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)
  (D)       The principal balance of each Class of Notes is subject to a 5% variance.
  (E)       If the 10% clean-up  call is not  exercised,  the Note Rate  applicable to the Class
            A-7 Notes will  increase by 0.50% on the second  payment  date after the first possible call date.
  (F)       Class A-IO notional amount: $45,000,000.
  (G)       For payment dates 1 to 12, 11.00% per annum; for payment dates 13 to
            24,  10.00% per annum;  for payment dates 25 to 30, 7.00% per annum.
            Thereafter, 0.00%.
  (H)       Duration.


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI1
Computational Materials: Preliminary Term Sheet (Page 2 of 5)
--------------------------------------------------------------------------------

THE ASSETS OF THE TRUST: The assets of the Trust will include a pool of conventional, closed-end, second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation and/or home improvements. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. Most of the Home Loans will have a combined loan-to-value ratio in excess of 100%.

STATISTICAL CUT-OFF DATE:           As of January 1, 2002.

CUT-OFF DATE:                       As of January 1, 2002.

CLOSING DATE:                       On or about January 29, 2002.

PAYMENT DATE: The 25th of each month (or the next business day), commencing on February 25, 2002.

DELAY DAYS:                         24 days.

NOTE RATE: Interest will accrue on all of the Notes at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

     The Note Rate applicable to the Class A-7 Notes will increase by 0.50% on the second Payment Date after the first possible Call Date.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI1
Computational Materials: Preliminary Term Sheet (Page 3 of 5)
--------------------------------------------------------------------------------

PRINCIPAL: All payments of principal allocable to the Notes shall be paid to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes and the Class A-7 Notes, in that order, in each case, until the outstanding note balance of each of these notes has been reduced to zero.

PRIORITY OF PAYMENTS: On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

(1)     To pay accrued interest due on the Notes;

(2) To pay as principal on the Notes (other than the Class A-IO Notes), an amount equal to the principal collection distribution amount for such Payment Date;

(3) To pay as principal on the Notes (other than the lass A-IO Notes), an amount equal to the liquidation loss distribution amount for such Payment Date;

(4) To pay the Credit Enhancer the premium for the Policy, any previously unpaid premiums for th in connection with the limited reimbursement agreement;

(5) To reimburse the Credit Enhancer for certain prior draws made on the Policy, with interest;

(6) To pay as additional principal on the Notes (other than the Class A-IO Notes), an amount (if any) necessary to bring the amount of overcollateralization up to the required overcollateralization amount for such Payment Date;

(7) To pay the Credit Enhancer any other amounts owed under the insurance agreement; and (8) To pay any remaining amounts to the holders of the Certificates.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI1
Computational Materials: Preliminary Term Sheet (Page 4 of 5)
--------------------------------------------------------------------------------
CREDIT ENHANCEMENT: Credit enhancement with respect to the Notes will be provided by (1) Excess Spread, (2) Overcollateralization and (3) the Ambac Insurance Policy.

     Excess Spread: Because the mortgagors are expected to pay more interest on the home loans than is necessary to pay interest on the notes, along with fees and expenses of the trust each month, there may be excess interest. On each payment date, this excess interest may be used to protect the notes against most types of losses by making an additional payment of principal up to the amount of the losses.

     Overcollateralization:     On    the    Closing    Date,     the    initial
     overcollateralization amount will be equal to 0.00% of the aggregate cut-off date pool balance. Commencing with the April 2002 Payment Date, excess spread will be applied, to the extent not needed to cover current period losses, to make accelerated payments of principal to the securities then entitled to receive payments of principal, until the aggregate pool balance exceeds the aggregate note balance by a specified amount. This excess represents overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to 2.00% of the aggregate cut-off date pool balance. On or after the Stepdown Date, the Required Overcollateralization Amount will be permitted, subject to certain performance triggers being satisfied, to decrease to 4.00% of aggregate pool balance of the Home Loans, subject to a floor of 0.50% of the aggregate cut-off date pool balance.

     Ambac Insurance Policy: Ambac Assurance Corporation (the "Credit Enhancer") will unconditionally and irrevocably guarantee: (a) interest on the notes at the note rate, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than the January 2033 Payment Date. The Insurance Policy is not revocable for any reason.

    The Stepdown Date is the Payment Date occurring on the later of:


(1)     the Payment Date in February 2005 (i.e., on the 37th Payment Date); and

(2) the first Payment Date on which the aggregate pool balance is less than 50% of the aggregate cut-off date pool balance.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI1
Computational Materials: Preliminary Term Sheet (Page 5 of 5)
--------------------------------------------------------------------------------

MASTER SERVICING FEE: 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

SUBSERVICING FEE:                   0.50% per annum, payable monthly.

ADVANCING: There is no required advancing of delinquent principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees, the Credit Enhancer or any other entity.

OPTIONAL REDEMPTION: The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date on which the aggregate pool balance declines to less than 10% of the aggregate cut-off date pool balance (the "Call Date").

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

TAX STATUS: For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer.

ERISAELIGIBILITY: The Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEATREATMENT: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI1
Computational Materials: Information Relating to the Collateral (Page 1 of 3)

--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------



--------------------------------------------------------------
  Current Principal Balance (as of 1/1/02)     $453,196,787
  Loan Count                                         11,112
  Average Current Principal Balance                 $40,784
  Range of Current Principal Balance        $646 - $100,000
  Up to $25,000.00                                    6.55%
  $25,000.01 to $50,000.00                           62.18%
  $50,000.01 to $75,000.00                           30.51%
  $75,000.01 to $100,000.00                           0.76%
--------------------------------------------------------------
  GROSS COUPON
  Weighted Average                                   12.77%
  Range of Gross Coupons                   6.000% - 18.875%
   6.000% to 6.999%                                   0.04%
   8.000% to 8.999%                                   0.04%
   9.000% to 9.999%                                   0.88%
   10.000% to 10.999%                                 7.08%
   11.000% to 11.999%                                23.03%
   12.000% to 12.999%                                31.23%
   13.000% to 13.999%                                21.66%
   14.000% to 14.999%                                 9.81%
   15.000% to 15.999%                                 3.80%
   16.000% to 16.999%                                 1.21%
   17.000% to 17.999%                                 1.10%
   18.000% to 18.999%                                 0.13%
--------------------------------------------------------------
  WA Original Term to Maturity (months)                 212
  WA Remaining Term to Maturity (months)                209
  Up to 60                                            0.20%
  61 to 120                                           4.52%
  121 to 180                                         60.50%
  181 to 240                                         10.46%
  241 to 300                                         24.29%
  301 to 360                                          0.03%
--------------------------------------------------------------
--------------------------------------------------------------
  Balloon / Fully Amortizing                 0.09% / 99.91%
  First Lien / Second Lien                   0.04% / 99.96%
--------------------------------------------------------------

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI1
Computational Materials: Information Relating to the Collateral (Page 2 of 3)
--------------------------------------------------------------------------------

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



--------------------------------------------------------------
  CREDIT SCORE
  Weighted Average                                      697
  Range of Credit Scores                         640 to 818
  640 to 659                                          6.30%
  660 to 679                                         23.71%
  680 to 699                                         24.97%
  700 to 719                                         23.80%
  720 to 739                                         13.24%
  740 to 759                                          5.57%
  760 to 779                                          1.88%
  780 to 799                                          0.50%
  800 to 819                                          0.04%
--------------------------------------------------------------
--------------------------------------------------------------
  ORIGINAL CLTV
  Weighted Average                                  117.77%
   Up to 50.00%                                       0.15%
   50.01% to 60.00%                                   0.05%
   60.01% to 70.00%                                   0.07%
   70.01% to 80.00%                                   0.21%
   80.01% to 90.00%                                   0.43%
   90.01% to 100.00%                                  2.08%
   100.01% to 105.00%                                 4.21%
   105.01% to 110.00%                                 9.24%
   110.01% to 115.00%                                15.34%
   115.01% to 120.00%                                20.09%
   120.01% to 125.00%                                48.13%
--------------------------------------------------------------
  DEBT-TO-INCOME RATIO
  Weighted Average                                   39.69%
   0.001% to 5.000%                                   0.03%
   5.001% to 10.000%                                  0.01%
   10.001% to 15.000%                                 0.06%
   15.001% to 20.000%                                 0.50%
   20.001% to 25.000%                                 2.60%
   25.001% to 30.000%                                 7.91%
   30.001% to 35.000%                                15.62%
   35.001% to 40.000%                                22.31%
   40.001% to 45.000%                                30.77%
   45.001% to 50.000%                                20.19%
--------------------------------------------------------------

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI1
Computational Materials: Information Relating to the Collateral (Page 3 of 3)


     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



--------------------------------------------------------------
  JUNIOR RATIO
  Weighted Average                                   29.22%
     Up to 10.000%                                    0.19%
   10.001% to 20.000%                                15.61%
   20.001% to 30.000%                                43.01%
   30.001% to 40.000%                                28.78%
   40.001% to 50.000%                                 9.69%
   50.001% to 60.000%                                 2.07%
   60.001% to 70.000%                                 0.38%
   70.001% to 80.000%                                 0.20%
   80.001% to 90.000%                                 0.04%
   90.001% to 100.000%                                0.02%
--------------------------------------------------------------
--------------------------------------------------------------
  RESIDUAL INCOME
  Weighted Average                                  $ 3,632
               $1,000.00 - $1,999.99                  6.15%
               $2,000.00 - $2,999.99                 29.47%
               $3,000.00 - $3,999.99                 32.99%
               $4,000.00 - $4,999.99                 17.27%
               $5,000.00 - $5,999.99                  7.89%
               $6,000.00 - $6,999.99                  3.21%
               $7,000.00 and above                    3.02%
--------------------------------------------------------------
  PROPERTY TYPE
  Single Family Residence                            90.97%
  PUD Detached                                        4.91%
  Condominium                                         1.83%
  PUD Attached                                        1.04%
  Townhouse / Rowhouse                                0.96%
  Multifamily (2 - 4 Units)                           0.27%
  Manufactured Housing                                0.03%
--------------------------------------------------------------
  OCCUPANCY STATUS
  Owner Occupied                                    100.00%
--------------------------------------------------------------
  DOCUMENTATION
  Full Documentation                                100.00%
--------------------------------------------------------------